AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2013

 REGISTRATION NOS. 333 -122901
 811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 319	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 328	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:

Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[X]	on March 1, 2013, pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on _________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

RAMIUS DYNAMIC REPLICATION FUND

Class/ Ticker
Class A RDRAX
Class I RDRIX

PROSPECTUS

March 1, 2013

T he Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

Ramius Dynamic Replication Fund
A series of the Investment Managers Series Trust (the "Trust")

Table of Contents

SUMMARY SECTION	1
MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	8
MANAGEMENT OF THE FUND	16
PURCHASE OF SHARES	18
YOUR ACCOUNT WITH THE FUND	21
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	29
DIVIDENDS AND DISTRIBUTIONS	30
FEDERAL INCOME TAX CONSEQUENCES	30
FINANCIAL HIGHLIGHTS	32

This Prospectus sets forth basic information about the Fund that you should know before investing.  It should be read and retained for future reference.  More detailed information about the Fund is contained in the Statement of Additional Information ("SAI"), which is available on the Fund's website at www.ramiusmutualfunds.com or upon request.

The date of this Prospectus is March 1, 2013 .

SUMMARY SECTION

Investment Objective

The Ramius Dynamic Replication Fund (the “Fund”) seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets (which we refer to as its "beta") and (ii) the changes in that market exposure from month to month (which we refer to as its "beta timing").  The RCAM Composite's market exposures, or beta, will be measured in respect to one or more market indicators, including equity index levels, equity sub-index levels, interest rates, currency exchange rates and commodities index levels.

The RCAM Composite is a proprietary composite of an uninvested portfolio of hedge funds.  The RCAM Composite is actively managed and maintained by the Fund's investment advisor, Ramius Alternative Solutions LLC (the "Advisor").  The Advisor manages the RCAM Composite with the objective of generating returns that are a better representation of hedge funds as an asset class than the returns generated by broad-based hedge fund indices. The Advisor believes that replicating the returns of the RCAM Composite attributable to beta and beta timing is likely to provide better risk-adjusted returns to the Fund, with low volatility and strategy diversification, than replicating the beta and beta timing returns of those indices.

Neither the RCAM Composite nor the Fund is an actual fund-of-hedge-funds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled "Class A Shares" on page 18 of this Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None
Maximum deferred sales charge (load)	None1	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	2.00%	2.00%
Wire fee	$20	$20
Overnight check delivery fee	$15	$15
Retirement account fees (annual maintenance and redemption requests)	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	1.15%	1.15%
Distribution and/or service (12b-1) fees	0.25%	None
Other expenses (including dividend expenses on short sales of 0.0 9%)	0.46%	0.46%
Acquired fund fees and expenses	0. 20%	0. 20%
Total annual fund operating expenses2	2. 06%	1. 81%
Fee waiver and/or expense reimbursement3	(0. 12 )%	(0. 12 )%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)2,3	1. 94%	1. 69%

_____________________________________________

1.      No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1% will be imposed on certain redemptions of such shares within 18 months of the date of purchase.

2.      The total annual fund operating expenses and total annual fund operating expenses (after fee waiver and/or expense reimbursement) do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

3      The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund's Class A and Class I shares, respectively.  This agreement is effective until March 1 , 2014 , and may be terminated by the Trust's Board of Trustees.  The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent a class's total annual fund operating expenses do not exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  The one-year example and the first year of the three-year example are based on net operating expenses, which reflect the expense waiver/reimbursement by the Advisor.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 736	$ 1,149	$ 1,587	$ 2,799
Class I shares	$ 172	$ 558	$ 969	$ 2,117

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 127 % of the average value of its portfolio.

Principal Investment Strategies

To pursue its investment objective, the Fund invests in financial instruments that together attempt to replicate the returns of the RCAM Composite attributable to its beta and its beta timing.  The RCAM Composite is a proprietary composite of an uninvested portfolio of hedge funds encompassing a wide range of alternative asset strategies (i.e., equity long/short, credit-based, event-driven, fixed income arbitrage, convertible arbitrage or multi-strategy), and is actively managed and maintained by the Advisor.  The RCAM Composite is a dynamic composite, and the hedge funds that comprise it will vary from time to time based on the Advisor's current views.  The universe of potential RCAM Composite constituent hedge funds is not subject to any limitations based on the size of a constituent, track record, investment strategies, asset classes or other limitations commonly imposed by third-party broad-based hedge fund indices.  The Advisor believes that replicating the returns of the RCAM Composite attributable to its beta and beta timing are likely to provide better risk-adjusted returns to the Fund than replicating the beta and beta timing returns of those indices.

The Fund's portfolio is constructed, and managed, in a multi-step process:

•	First, the Advisor seeks to break down the returns of the RCAM Composite into its beta, beta timing and alpha (manager skill in security selection rather than market exposure) components.

•
Next, the Advisor analyzes, both quantitatively and qualitatively, the returns of the RCAM Composite in order to identify the various market factors (including equity index levels, interest rates, commodity index levels, currency exchange rates and the availability of credit), and their relative weightings, contributing to the RCAM Composite's performance.

•	Next, the Advisor selects a portfolio of financial instruments that it believes will perform as close to the beta and beta timing components of the RCAM Composite as possible.

•	Finally, the Advisor invests the Fund's assets in these instruments.

The Fund primarily invests in exchange-traded funds ("ETFs"), such as those that are designed to track the performance of an index or sub-index; exchange-traded notes ("ETNs"), which are debt securities typically designed to track the performance of an index or sub-index; structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or sub-index, security or commodity); and equity and fixed-income securities, including U.S. government securities and other high grade debt securities. The Fund normally also invests in derivative instruments, including options, futures and forward contracts, on U.S. and non-U.S. equity and fixed income securities indices, currencies, commodities and other instruments, and swap agreements (including credit default swaps).   The Fund currently does not expect to invest directly in individual U.S. or foreign issuers, except through investments in ETFs or ETNs or indirectly through derivative instruments.  The Fund will not invest directly in hedge funds.

To the extent the Fund engages in derivative transactions, it may be required to segregate liquid assets or otherwise cover its obligations under those transactions.  As a result, the Fund expects that it may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivative transactions.

The Fund may "sell short" securities and other instruments.  The Advisor also may employ financial instruments, such as options, futures and forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.  Short-selling is considered "leverage" and may involve substantial risk.  The Fund also may engage in short-selling for hedging purposes, such as limiting exposure to possible market declines in the value of its portfolio securities.  The Advisor generally intends to reduce the Fund's market exposure, as part of a defensive strategy, in the event that the Fund's volatility rises to a level that the Advisor determines is inconsistent with the Fund's investment objective.

The Advisor executes the Fund's investment strategy, and then monitors and manages the Fund's portfolio to seek to achieve the Fund's investment objective.  Generally, the Advisor expects portfolio trading and reallocations to occur twice a month, although the Advisor may adjust the Fund's exposures on a daily basis as necessary in order to manage capital flows.  The Advisor is not restricted in terms of the amount or frequency of trades that it may make on behalf of the Fund, particularly in cases of abnormal market movements, during which trading may occur more frequently.

The Fund is "non-diversified" under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest more of its assets in fewer positions than "diversified" mutual funds.

Principal Risks

The Fund's principal risks are described below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•
Alternative asset categories and investment strategies risk.  The Fund does not invest in hedge funds.  The Fund, however, seeks investment exposure to the asset classes, geographic markets and market sectors that drive the aggregate returns of the beta and beta timing components of the RCAM Composite.  As a result, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Accordingly, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

•
ETF risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities) or the number of securities (or commodities) held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.

•
ETN risk.  ETNs are debt securities that combine certain aspects of ETFs and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

•
Derivatives risk.  A small investment in derivative instruments, or "derivatives," could have a potentially large impact on the Fund's performance.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. Derivatives can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the Fund may not correlate with the underlying instrument or the Fund's other investments.  The value of a derivative depends largely upon price movements in the underlying instrument.  Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  However, there are additional risks associated with derivatives trading that are possibly greater than the risks associated with investing directly in the underlying instruments.  These additional risks include, but are not limited to: illiquidity risk; operational leverage risk; and counterparty credit risk.  Counterparty credit risk is particularly relevant to derivative transactions because they generally involve instruments that are traded between counterparties based on contractual relationships and are not traded on an exchange.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts.  There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these instruments as they may fluctuate in value more than the underlying instrument.  Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

•
Index/tracking error risk.  Although the Fund is not an index fund, it does attempt to replicate the beta and beta timing components of the RCAM Composite.  The RCAM Composite has two years of operations and may not achieve its objective of providing a more efficient risk-adjusted return profile than other broad-based hedge fund indices.  Even if the RCAM Composite achieves its objective, because the Fund's investment strategy is to attempt to predict and replicate—through quantitative and qualitative analysis—the returns from the beta and beta timing components of the RCAM Composite, the Fund's performance may not resemble such returns of the RCAM Composite during any period of time.  To the extent that these analyses are not predictive of the future returns from the beta and beta timing components of the RCAM Composite, the returns of the Fund may differ significantly from such returns of the RCAM Composite and/or hedge funds generally.

•
Management risk.  The investment process used by the Advisor could fail to achieve the Fund's investment objective and cause your investment to lose value.  The Fund's performance may not correlate to that of the RCAM Composite because of an inability to successfully identify or replicate the market exposures that drive the aggregate returns of the RCAM Composite attributable to beta or beta timing.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

•
Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

•
Credit risk.  Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivative transaction, to make timely interest or principal payments or otherwise honor its obligations, could cause the Fund to lose money.

•
Commodity sector risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  Once a limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the Fund's commodity-linked investments.

•
Foreign investment risk.  To the extent the Fund has investment exposure to foreign markets through its investments in ETFs, ETNs or derivative transactions, the Fund's performance will be influenced by political, social and economic factors affecting investments in such markets, including exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

•
Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  In the case of hedged positions, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.

•
Market sector risk.  The Fund's investment strategy may result in significant over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, the Fund may have difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically.

•
Market risk. The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Short sales risk.  The Fund may make short sales, which may involve substantial risk and "leverage."  Short sales expose the Fund to the risk that it will be required to "cover" the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

•
Non-diversification risk.  Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund's performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

•
Portfolio Turnover Risk.   The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Performance

The following performance information indicates some of the risks of investing in the Fund by comparing the Fund with the performance of a broad-based market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.ramiusmutualfunds.com.

Effective April 24, 2012, the Fund’s performance benchmark is the HRFX Global Hedge Fund Index.  The Advisor believes the Index is a better performance benchmark for comparison to the Fund because the Index is asset weighted based on the distribution of assets in the hedge fund industry, while the funds in the HFRI Fund Weighted Composite Index are equally weighted.

Annual Total Return s for Class I Shares

Class I
Highest Calendar Quarter Return at NAV	2.91%	Quarter Ended 3/31/2012
Lowest Calendar Quarter Return at NAV	(5.91)%	Quarter Ended 9/30/2011

Average Annual Total Returns for periods ended December 31, 2012	One Year	Since Inception (July 22, 2010) Annualized
Class I - Return Before Taxes	1.27%	-0.22%
Class I - Return After Taxes on Distributions*
Class I - Return After Taxes on Distributions and Sale of Fund Shares
Class A - Return Before Taxes	-4.69%	-2.77%
HFRX Global Hedge Fund Index (does not reflect deduction for fees, expenses or taxes)	3.51%	-0.13%
HFRI Fund Weighted Composite Index (does not reflect deduction for fees, expenses or taxes)	6.16%	3.83%

*
After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  Furthermore, the after-tax returns are not relevant to those who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The HFRX Global Hedge Fund Index is a global investable index that is designed to be representative of the overall composition of the hedge fund universe. The Index is comprised of all eligible hedge fund strategies, which are then asset weighted based on the distribution of assets in the hedge fund industry.  There are over 40 constituent funds in the Index.  Constituent funds report daily and monthly performance, net of all fees, in U.S. dollars and typically have a minimum of $50 million under management and a 24-month track record of active performance.

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds . Constituent funds report monthly performance, net of all fees, in U.S. dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The Index does not include funds of hedge funds.

Investment Adviser

Ramius Alternative Solutions LLC

Portfolio Managers

Stuart Davies and Vikas Kapoor have served as the Fund's portfolio managers since the Fund's inception in July, 2010.

Purchase and Sale of Fund Shares

The following shows the Fund's investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Traditional and Roth IRA Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone.  If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information

The Fund's distributions are generally taxable, and will ordinarily be taxed as ordinary income , qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.   Shareholders investing through s uch tax-deferred accounts arrangements may be taxed later upon withdrawal of monies from those accounts . The Fund will report items of income, return of capital and gain or loss to you through Form 1099.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to replicate the returns attributable to: (i) the exposure of the Ramius Custom Actively Managed Composite (the "RCAM Composite") to various markets (which we refer to as its "beta") and (ii) the changes in that market exposure from month to month (which we refer to as its "beta timing").  The RCAM Composite's market exposures, or beta, will be measured in respect to one or more market indicators, including equity index levels, equity sub-index levels, interest rates, currency exchange rates and commodities index levels.

The RCAM Composite is a proprietary composite of an uninvested portfolio of hedge funds.  The RCAM Composite is actively managed and maintained by the Fund's investment advisor, Ramius Alternative Solutions LLC (the "Advisor").  The Advisor manages the RCAM Composite with the objective of generating returns that are a better representation of hedge funds as an asset class than the returns generated by broad-based hedge fund indices. The Advisor believes that replicating the returns of the RCAM Composite attributable to beta and beta timing is likely to provide better risk-adjusted returns to the Fund, with low volatility and strategy diversification, than replicating the beta and beta timing returns of those indices.

Neither the RCAM Composite nor the Fund is an actual fund-of-hedge-funds.

There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees without a vote of shareholders upon 60 days' prior written notice.

The Fund's Principal Investment Strategies and the RCAM Composite

The Fund's Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of financial instruments that the Advisor believes are most likely to replicate the return and risk characteristics of the beta and beta timing components of the RCAM Composite.

The Fund's portfolio is constructed, and managed, in a multi-step process:

•	First, the Advisor seeks to break down the returns of the RCAM Composite into its beta, beta timing and alpha (manager skill in security selection rather than market exposure) components.

•
Next, the Advisor analyzes, both quantitatively and qualitatively, the returns of the RCAM Composite in order to identify the various market factors (including equity index levels, interest rates, commodity index levels, currency exchange rates and the availability of credit), and their relative weightings, contributing to the RCAM Composite's performance.

•	Next, the Advisor selects a portfolio of financial instruments that it believes will perform as close to the beta and beta timing components of the RCAM Composite as possible.

•	Finally, the Advisor invests the Fund's assets in these instruments.

The Advisor believes that the process of selecting and weighing the various market factors should result in a representation of the risks associated with investing in the RCAM Composite.  The weight of a market factor driving the returns attributable to the beta and beta timing components of the RCAM Composite may be positive or negative.  In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such factor.

The Fund primarily invests in ETFs, such as those that are designed to track the performance of an index or sub-index; ETNs, which are debt securities typically designed to track the performance of an index or sub-index; structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or sub-index, security or commodity); and equity and fixed-income securities, including U.S. government securities and other high grade debt securities.  The Fund currently does not expect to invest directly in individual U.S. or foreign issuers, except through investments in ETFs or ETNs or indirectly through derivative instruments.  The Fund will not invest directly in hedge funds.

The Fund also invests in derivative instruments, including options, futures and forward contracts, on U.S. and non-U.S. equity and fixed income securities indices, currencies, commodities and other instruments, and swap agreements (including credit default swaps).  Futures contracts generally are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An index future generally obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract and the value of the index based on the prices of the securities that comprise the index.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  The Fund may engage in futures transactions on both U.S. and foreign exchanges.  A forward contract involves an obligation to purchase or sell a specific security or currency at a future date at a price set at the time of the contract.  Swap agreements are over-the-counter contracts entered into primarily by institutional investors.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investment or instrument.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of swaps or securities or commodities representing a particular index.

To the extent the Fund engages in derivative transactions, it may be required to segregate liquid assets or otherwise cover its obligations under those transactions.  As a result, the Fund expects that it may hold a significant portion of its assets in U.S. government securities, short-term and high quality debt securities, money market instruments, cash and other cash equivalents to collateralize its derivative transactions.  The Fund's assets allocated to these instruments will be used primarily to finance the Fund's investments in derivatives and similar instruments.

The Fund may "sell short" securities and other instruments.  The Advisor also may employ financial instruments, such as options, futures and forward contracts, swap agreements and other derivative instruments, as an alternative to selling a security short.  Short-selling is considered "leverage" and may involve substantial risk.  The Fund also may engage in short-selling for hedging purposes, such as limiting exposure to possible market declines in the value of its portfolio securities.  The Advisor generally intends to reduce the Fund's market exposure, as part of a defensive strategy, in the event that the Fund's volatility rises to a level that the Advisor determines is inconsistent with the Fund's investment objective.

The Advisor executes the Fund's investment strategy, and then monitors and manages the Fund's portfolio to seek to achieve the Fund's investment objective.  Generally, the Advisor expects portfolio trading and reallocations to occur twice a month, although the Advisor may adjust the Fund's exposures on a daily basis as necessary in order to manage capital flows.  The Advisor is not restricted in terms of the amount or frequency of trades that it may make on behalf of the Fund, particularly in cases of abnormal market movements, during which trading may occur more frequently.

The Fund is "non-diversified" under the 1940 Act and may invest more of its assets in fewer positions than "diversified" mutual funds.

Construction and Rebalancing of the RCAM Composite

The RCAM Composite is an actively managed, uninvested portfolio of hedge funds encompassing a wide range of alternative asset strategies.  These alternative asset strategies may include, but are not limited to:

•	Credit Opportunities Strategies. Long/short strategies in corporate debt and equity securities to capture credit opportunities in all market environments.

•	Structured Credit Strategies. Long/short investment strategies in structured mortgage-backed and asset-backed securities with an emphasis on residential mortgage credit.

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Debt and Equity Opportunities Strategies.  Long/short investment strategies in corporate debt and equity securities of leveraged companies, as well as debt and equity securities of financially distressed firms and other investments.

•	Diversified Equities Strategies. Long/short investment strategies in a broad spectrum of equity, equity-related and other securities.

•	Global Emerging Markets Strategies. Long/short investment strategies that seek to actively manage investments in opportunities throughout global emerging markets.

•	Geographic Focused Strategies. Long/short investment strategies that seek to actively manage investments in opportunities in a particular country or geographic region.

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Sector Focused Strategies.  Long/short investment strategies that seek to actively manage investments in opportunities within particular sectors of the market, such as energy, healthcare, utilities, industrials, financial services, consumer products or technology.

•	Event-Driven Strategies. Investment strategies that involve investments in companies undergoing significant corporate transactions or structural transformations.

•
Quantitative Macro Strategies.  Investment strategies utilizing a systematic, model-driven trading approach to capture and participate in both absolute and relative value trading opportunities and structural changes in the diverse global futures and forward markets.

The RCAM Composite is constructed based on the Advisor's dynamic investment process incorporating:

•	an evaluation of macroeconomic fundamentals such as current and projected economic activity and asset price stability;

•
an assessment of the drivers supporting each asset class and hedge fund strategy which leads to a view on whether a directional, hedged or trading style within those hedge fund strategies is favorable or unfavorable over the next 6-18 months—this outlook is incorporated into a forward-looking strategy allocation framework that defines target ranges for each strategy and style;

•	a quantitative and qualitative screening of potential RCAM Composite constituents;

•	an integrated risk management framework; and

•	a sophisticated portfolio construction methodology.

The RCAM Composite is actively managed and rebalanced twice a month to reflect the Advisor's current views.  The rebalancing process utilizes current information on the outlook of the various hedge fund strategies and styles in a given market environment, changes in the universe of potential RCAM Composite constituents and detailed risk assessments of the overall portfolio.  These inputs are applied within the same portfolio construction methodology used to initially construct the RCAM Composite.  The universe of potential RCAM Composite constituents is not subject to any limitations based on the size of a constituent, track record, investment strategies, asset classes or other limitations commonly imposed by third-party broad-based hedge fund indices.

Although the Advisor is responsible for the construction and rebalancing of the RCAM Composite, the RCAM Composite was not created in connection with the Fund, nor has it been altered in connection with its use by the Fund.  Details concerning the RCAM Composite methodology and construct are generally confidential and the Fund's shareholders will not have access to all available information outlining, among other things, the details of the Advisor's investment process, the various asset classes and strategies analyzed by the Advisor, or the constituents of the Composite, all of which may vary over time.

The Fund does not attempt to replicate the returns of broad-based hedge fund indices as the Advisor believes that replicating the returns of the RCAM Composite attributable to beta and beta timing are likely to provide better risk-adjusted returns to the Fund than replicating the beta and beta timing returns of those indices.

Principal Risks

The Fund’s principal risks are mentioned below.   Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund , which may cause investors to lose money.

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Alternative asset categories and investment strategies risk.  The Fund does not invest in hedge funds.  The Fund, however, seeks investment exposure to the asset classes, geographic markets and market sectors that drive the aggregate returns of the beta and beta timing components of the RCAM Composite.  As a result, the Fund utilizes investment strategies that are non-traditional and may be highly volatile.  Accordingly, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of Fund shares.

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ETF risk.  ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values.  In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities (or commodities) or the number of securities (or commodities) held.  Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses.  The Fund may invest in ETFs that are not registered under the 1940 Act, including commodity pools registered under the Commodity Exchange Act.  The Fund will incur brokerage costs when purchasing and selling shares of ETFs.

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ETN risk. ETNs are debt securities that combine certain aspects of ETFs and bonds.  ETNs are not investment companies and thus are not regulated under the 1940 Act.  ETNs, like ETFs, are traded on stock exchanges and generally track specified market indices, and their value depends on the performance of the underlying index and the credit rating of the issuer.  ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

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Derivatives risk. A small investment in derivative instruments, or "derivatives," could have a potentially large impact on the Fund's performance.  Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading.  Therefore, many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, there are a number of additional risks associated with derivatives trading. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges.

Counterparty Credit Risk.  Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange.  Rather, these instruments are traded between counterparties based on contractual relationships.  As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Illiquidity.  Derivative instruments, especially when traded in large amounts, may not always be liquid.  In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument.  Significant disparities may exist between "bid" and "asked" prices for derivative instruments that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Call Options. The Fund may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Fund may engage in the use of put options.  The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Forward Contracts.  The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Advisor would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements.  The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Advisor determines that other forms are consistent with the Fund's investment objective and policies.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines.  Such a decrease in value might cause the Fund to incur losses.

Hedging Transactions. The Fund may employ hedging techniques. These techniques could involve a variety of derivative transactions, including swaps, futures contracts, exchange-listed and over-the-counter put and call options on securities or on financial indices, forward foreign currency contracts, and various interest rate and foreign-exchange transactions (collectively, "Hedging Instruments"). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund's positions, or that there may be losses on both legs of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Advisor's ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. Finally, the daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Liquidity of Futures Contracts. The Fund may use futures as part of its investment program. In connection with the use of futures, the Advisor determines and pursues all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions.  Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative-dispute-resolution procedures. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

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Index/tracking error risk.  Although the Fund is not an index fund, it does attempt to replicate the beta and beta timing components of the RCAM Composite.  The RCAM Composite has two years of operations and may not achieve its objective of providing a more efficient risk-adjusted return profile than other broad-based hedge fund indices.  The returns of the RCAM Composite may deviate from the returns of hedge funds generally.  Even if the RCAM Composite achieves its objective, because the Fund's investment strategy is to attempt to predict and replicate—through quantitative and qualitative analysis—the returns from the beta and beta timing components of the RCAM Composite, the Fund's performance may not resemble such returns of the RCAM Composite during any period of time.  To the extent that these analyses are not predictive of the future returns from the beta and beta timing components of the RCAM Composite, the returns of the Fund may differ significantly from such returns of the RCAM Composite and/or hedge funds generally.  For example, the Fund may not be able to replicate the returns from the beta and beta timing components of the of the RCAM Composite because of the failure of the Fund's proprietary models or the inability of the Fund's portfolio managers to replicate such returns using primarily derivative instruments and because of differences in volatility between the Fund's portfolio and the returns of the RCAM Composite.  Moreover, regulatory constraints, such as limitations with respect to leverage and the Fund's investments in illiquid securities, or certain tax related concerns, may prevent the Fund from engaging in certain strategies or investing in instruments that are directly linked to hedge fund returns.

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Management risk.  The investment process used by the Advisor could fail to achieve the Fund's investment objective and cause your investment to lose value.  The Fund's performance may not correlate to that of the RCAM Composite because of an inability to successfully identify or replicate the market exposures that drive the aggregate returns of the RCAM Composite attributable to beta or beta timing.  Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

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Leveraging risk.  The use of leverage, such as entering into futures contracts and forward currency contracts and engaging in forward commitment transactions and short sales, may magnify the Fund's gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

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Credit risk.  Failure of an issuer or guarantor of a fixed income security, or the counterparty to a derivative transaction, to make timely interest or principal payments or otherwise honor its obligations, could cause the Fund to lose money.  Similarly, a decline or perception of a decline in the credit quality of a bond can cause the bond's price to fall, potentially lowering the Fund's share price.

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Commodity sector risk.  Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.  The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds.  Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, weather, fiscal, monetary and exchange control programs, acts of terrorism, tariffs and international economic, political, military and regulatory developments.  The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets and government regulation and intervention.  U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day.  Once a limit price has been reached in a particular contract, no trades may be made at a different price.  Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.  These circumstances could adversely affect the value of the Fund's commodity-linked investments.

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Foreign investment risk.  To the extent the Fund has investment exposure to foreign markets through its investments in ETFs, ETNs or derivative transactions, the Fund's performance will be influenced by political, social and economic factors affecting investments in such markets.  Special risks associated with investments in foreign markets include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

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Currency risk.  The Fund may invest directly or indirectly in currency indices or baskets.  Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar.  Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies.  In the case of hedged positions, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged.  Currency rates in foreign countries may fluctuate significantly over short periods of time.  A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies.  Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

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Market sector risk. The Fund's investment strategy may result in significantly over or under exposure to certain industries or market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those industries or sectors.

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Liquidity risk.  When there is little or no active trading market for specific types of securities, the Fund may have more difficulty selling the securities at or near their perceived value.  In such a market, the value of such securities and the Fund's share price may fall dramatically.  Investments in foreign securities tend to have greater exposure to liquidity risk than domestic securities.

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Market risk.  The market value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Interest rate risk.  Prices of bonds tend to move inversely with changes in interest rates.  Typically, a rise in rates will adversely affect bond prices and, accordingly, the Fund's share price.  The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to interest rates.

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Call risk.  Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date.  If an issuer "calls" its bond during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.  During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

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Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.  Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.  Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the Fund itself.  In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

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Short sales risk.  The Fund may make short sales, which may involve substantial risk and "leverage."  Short sales expose the Fund to the risk that it will be required to "cover" the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

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Non-diversification risk.  The Fund is non-diversified, which means that a relatively high percentage of the Fund's assets may be invested in a limited number of positions.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

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Portfolio turnover risk.   The Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year.  Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading would also result in transaction costs, which could detract from the Fund’s performance.

Under adverse market conditions or at times the Advisor determines that the level of the Fund's volatility is inconsistent with the Fund's investment objective, the Fund could invest some or all of its assets in U.S. Treasury securities and money market securities, or hold cash.  Although the Fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the Fund may not achieve its investment objective.

The Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the Fund's after-tax performance.

The Fund has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI dated March 1 , 201 3.   Currently, disclosure of the Fund's holdings is required to be made within 60 days of the end of each fiscal quarter, in the Fund's Annual Report and Semi-Annual Report to Fund shareholders, or in the quarterly holdings report on Form N-Q, as applicable.

MANAGEMENT OF THE FUND

Investment Advisor

Ramius Alternative Solutions LLC, a Delaware limited liability company with its principal place of business at 599 Lexington Avenue, New York, New York 10022, is the Fund's investment adviser and provides investment advisory services to the Fund pursuant to an investment advisory agreement between the Advisor and the Trust (the "Advisory Agreement").  The Advisor has been registered with the U.S. Securities and Exchange Commission ("SEC") since 2001, and is an indirect wholly-owned subsidiary of Cowen Group Inc, a leading diversified financial services firm providing alternative investment management, investment banking, research, and sales and trading services through its business units, Ramius LLC ("Ramius") and Cowen and Company.  As of December 31, 2012 , the Advisor's total assets under management were approximately $2 47 billion.

The Advisor provides the Fund with advice on buying and selling securities.  The Advisor also furnishes the Fund with office space and certain administrative services.  For its services, the Advisor is entitled to receive an annual management fee of 1.15%, calculated daily and payable monthly, as a percentage of the Fund's average daily net assets.  For the year ended October 31, 2012 , the Advisor received advisory fees, net of the fee waiver, of 1.03 % of the average daily net asset of the Fund.

A discussion regarding the basis for the Board's approval of the Advisory Agreement is available in the Fund's Annual Report to shareholders dated as of October 31, 2012 .

Portfolio Managers

Stuart Davies.  Mr. Davies has served as a Managing Director and the Chief Investment Officer of the Advisor since 2009.  From 2005 to 2009, Mr. Davies was a Managing Director at Ivy Asset Management, where he became Global Head of Investments.  He also was a member of the Executive Committee and Investment Committee at Ivy Asset Management.  Prior to that time, he was a member of the International Investment Committee of Coronation Fund Manager and also was Head of the Investment Team at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc.  He also is a Chartered Accountant and a Chartered Financial Analyst.

Vikas Kapoor.  Mr. Kapoor is a Managing Director and head of Portfolio Construction and Risk Management of the Advisor, which he joined in 2008.  From January 2006 to April 2008, Mr. Kapoor was a Managing Director at Arden Asset Management focusing on Portfolio Construction and Risk Management and was a member of Arden's Investment Committee and Management Committee.  Prior to that time, he was Managing Director of Deutsche Bank's Absolute Return Strategies Group where he headed the Quantitative Analysis and Applications Group.

The SAI provides additional information about the portfolio managers' method of compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the
Fund.

Other Service Providers

IMST Distributors, LLC (the “Distributor”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares.  The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.  The Distributor is not affiliated with the Trust, the Advis or or any other service provider for the Fund .

Fund Expenses

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed, however, to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding , as applicable, acquired fund fees and expenses, interest, taxes, dividends on short positions, brokerage commissions and extraordinary expenses such as litigation expenses or expenses related to activist or special situation investing) do not exceed 1.65% and 1.40% of the average daily net assets of its Class A shares and Class I shares, respectively.  This agreement is effective until March 1, 2014 and may be terminated by the Trust's Board of Trustees.

Any reduction in advisory fees or payment of Fund expenses made by the Advisor in a fiscal year may be reimbursed by the Fund in any of the three subsequent fiscal years if the Advisor so requests.  This reimbursement may be paid by the Fund if the aggregate amount of operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on Fund expenses in effect at the time of the fee waiver or expense reimbursement .  Any such reimbursement is contingent upon the Board's subsequent review and ratification of the reimbursed amounts and may not cause the total fee paid by the Fund in a fiscal year to exceed the applicable limitation on Fund expenses.  The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/or Fund expenses.

PURCHASE OF SHARES

General

This Prospectus offers two classes of shares of the Fund, designated as Class A shares and Class I shares.

•	Class A shares generally incur sales loads at the time of purchase and are subject to a distribution/service fee.

•	Class I shares are not subject to any sales loads or distribution or service fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.  As described more fully below, each class of shares offers a distinct structure of sales loads, distribution/service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the differing sales loads, distribution/service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class A Shares

Class A shares of the Fund are sold at the offering price, which is net asset value per share ("NAV") plus an initial maximum sales charge that varies with the amounts you invest as follows:

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $50,000	5.50%	5.82%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.00%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 20 .

Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above.  No sales charge is imposed on Class A shares received from reinvestment of dividends or capital gain distributions.

Class A Shares Purchase Programs

Eligible purchasers of Class A shares also may be entitled to reduced or waived sales charges through certain purchase programs offered by the Fund.

Quantity Discounts. You may be able to lower your Class A sales charges if:

•	you assure the Fund in writing that you intend to invest at least $50,000 in Class A shares of the Fund over the next 13 months ("Letter of Intent") (see below); or

•	the amount of Class A shares you already own in the Fund plus the amount you're investing now in Class A shares is at least $50,000 ("Cumulative Discount").

By signing a Letter of Intent you can purchase   Class A shares of the Fund at a lower sales charge level .  Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent.  Shares equal to 5.50% of the amount of the Letter of Intent will be held in escrow during the 13-month period as stated in the Letter of Intent .  If, at the end of that time, the total net amount invested made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amount invested had the Letter of Intent not been in effect.  This amount will be obtained from redemption of the escrow ed shares.  Any remaining escrow ed shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

The point of the Letter of Intent and Cumulative Discount is to let you count investments made at other times for purposes of calculating your present sales charge.  Any time you can use the privileges to "move" your investment into a lower sales charge category, it is generally beneficial for you to do so.

For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Fund.  This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase.  These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

Investors must notify the Fund or an authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or an authorized dealer, with certain information or records to verify eligibility for a quantity discount.  Such information or records may include account statements or other records for shares of the Fund in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers.  Upon such notification, an investor will pay the lowest applicable sales charge.  Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

Information about sales charges can be found on the Fund's website www.ramiusmutualfunds.com or you can consult with your financial representative.

Net Asset Value Purchases. You may be able to buy Class A shares without a sales charge when you are:

•	reinvesting dividends or distributions;

•	participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•
purchasing through a financial intermediary who has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•	a current trustee of the Trust; or

•
an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code) of the Advisor or of a broker-dealer authorized to sell shares of the Fund.

Your financial advisor or the Fund's transfer agent (the "Transfer Agent") can answer your questions and help you determine if you are eligible.

Large Order Net Asset Value Purchase Privilege.  There is no initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed in the event of certain redemptions within 18 months after the end of the month in which such purchase was made.  From its own profits and resources, the Advisor may pay a finder's fee to authorized dealers that or are responsible for purchases of $1 million or more of Class A shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter.

Class I Shares

To purchase Class I shares of the Fund, you generally must invest at least $1 million.  Class I shares are not subject to any initial sales charge.  There also is no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing distribution/service fees.

Exchange Privilege

Shareholders may exchange shares of the Fund into shares of the Ramius Trading Strategies Managed Futures Fund and Ramius Strategic Volatility Fund, which we offered in another prospectus. (Please contact the Fund at 1-877-6RAMIUS (1-877-672-6487) to receive the prospectus for the Ramius Trading Strategies Managed Futures Fund.)  The amount of the exchange must be equal to or greater than the required minimum initial investment (see “Minimum Investment” table above).  For U.S. federal income tax purposes, any such exchange will be treated as a taxable disposition of the exchanged shares.  You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.  If you exchange shares through a broker, the broker may charge you a transaction fee.  You may exchange shares by sending a written request to the Fund or by telephone.  Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account, the account number(s), and signed by all shareholders on the account.  In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

At the authorized dealers request,   Class A shareholders who are eligible to invest in Class I shares and   who are no longer subject to a CDSC, are eligible to exchange their Class A shares for Class I shares of the same fund, if offered in their state. No sales charges or other charges will apply to any such exchange.

Distribution and Services Plan

The Fund has adopted a distribution and services plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A shares.  Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its Class A shares and service fees in connection with the provision of ongoing services to Class A shareholders and the maintenance of shareholder accounts.  These fees are paid to broker-dealers, financial advisors, or other persons, including the Advisor and the Distributor, for distribution or service activities.

The Plan provides for the compensation of a fee at the annual rate of up to 0.25% of the average daily net assets attributable to Class A shares.  Because this fee is paid out of the Fund's assets attributable to Class A shares, the fee will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges.  The net income attributable to Class A shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading "Fees and Expenses of the Fund" provides a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Class I shares are not subject to any distribution or service fees under the Plan.

Additional Share Purchase Programs

Listed below are some of the shareholder services the Fund offers to investors.  For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please contact your authorized dealer.

Purchases by Telephone. Investors may purchase additional shares by calling 1-877-6RAMIUS (1-877-672-6487).  If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House ("ACH") network.  You must have banking information established on your account prior to making a purchase.  Your shares will be purchased at the public offering price (the NAV next calculated after receipt of your purchase order plus any applicable sales charge).

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund.  Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution.  Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution.  Dividends and distributions are subject to federal income tax regardless of whether received in cash or invested in additional shares.  This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-877-6RAMIUS (1-877-672-6487).  The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV.  If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the Fund's current NAV and to reinvest all subsequent distributions.

Availability of Information

Information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on the Fund's website at www.ramiusmutualfunds.com. The Prospectus and SAI are also available on the website.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household.  If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of the Fund's shares is based upon the NAV per share.  The NAV for each class of the Fund is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of shares outstanding in such class.

The NAV takes into account all of the expenses and fees of the Fund, including management fees and distribution/service fees, which are accrued daily.  The Fund's NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange ("NYSE") is open for unrestricted business.  The Fund's NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC.  The NYSE is closed on weekends and most U.S. national holidays.  However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies.  The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund's pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security's fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below).  Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund's NAV from quoted or published prices for the same securities.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund's NAV is determined.  If the event may result in a material adjustment to the price of the Fund's foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund's NAV.  Other types of portfolio securities that the Fund may value at fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including "restricted" securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Shares

The Fund's shares are offered on a continuous basis through Grand Distribution Services, LLC (the "Distributor"), as principal underwriter, located at 803 West Michigan Street, Milwaukee, Wisconsin  53233-2301.  Shares also may be purchased through members of the Financial Industry Regulatory Authority ("FINRA") who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers").  Dealers and brokers are sometimes referred to herein as authorized dealers.

To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$1,000	$50
Direct Retirement Accounts	$250	$50
Automatic Investment Plan	$250	$50
Gift Account For Minors	$250	$50
Class I Shares
All Accounts	$1,000,000	$100,000

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders.  A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares.  When purchasing shares of the Fund, investors must specify whether the purchase is for Class A or Class I shares.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts.  The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund.  The Fund also reserves the right to pay redemptions by an "in-kind" distribution of securities (instead of cash) from the Fund.  In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes.  See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in the Fund generally may be made by investing at least the minimum amount shown in the table above.  Exceptions may be made at the Fund's discretion.  You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below.  Please ensure that you include your account number on the check.  If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check.  You may also make additional investments in the Fund by wire transfer of funds or through an approved financial intermediary.  The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.  Please follow the procedures described in this Prospectus.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.  When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number.  Additional information is required for corporations, partnerships and other entities.  Applications without such information will not be considered in good order.  The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan ("AIP"), you may open your account with the initial minimum investment amount.  Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP.  If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month.  In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House ("ACH") network.  The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order.  The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank.  Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) at least five days prior to the date of the next AIP transfer.  The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for the Fund's shares will be at the next NAV (plus sales charge, if applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order.  "Good order" means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to Ramius Dynamic Replication Fund.  All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on a business day will be processed on that same day.  Requests received in good order after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV (plus sales charge, if applicable). If you purchase shares through a financial intermediary, it may have an earlier deadline for purchase and sale requests.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through certain approved financial intermediaries (and their agents).  The Fund is also offered directly.  An order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV (plus sales charge, if applicable) calculated by the Fund.  Your financial intermediary will hold your shares in a pooled account in its (or its agent's) name.  The Fund or the Advisor may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services.  The financial intermediary which offers shares may require payment of additional fees from its individual clients.  If you invest through your financial intermediary, the policies and fees may be different than those described in this Prospectus.  For example, the financial intermediary may charge transaction fees or set different minimum investments.  Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund's Prospectus.  Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below.  The Fund will not accept payment in cash, including cashier's checks.  Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler's checks, money orders or starter checks for the purchase of shares.

To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent.  If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail Overnight Delivery Ramius Dynamic Replication Fund Ramius Dynamic Replication Fund P.O. Box 2175 803 West Michigan Street Milwaukee, Wisconsin 53201 Milwaukee, Wisconsin 53233-2301

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application.  If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487) and you will be allowed to transfer money in amounts of at least $100 from your bank account to the Fund account upon request.  Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions.  If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus sales charge, if applicable) calculated on that same day.  For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application must be received by the Fund before your wire can be accepted.  You may mail or send by overnight delivery your account application to the Transfer Agent.  Upon receipt of your completed account application, an account will be established for you.  The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire.  Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied.  Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 101000695
For credit to Ramius Dynamic Replication Fund
A/C # 98 719 16448

For further credit to:
"Ramius Dynamic Replication Fund"
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-877-6RAMIUS (1-877-672-6487) to notify it of your intention to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing.  The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares

Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time.  As described under the Prospectus heading "Purchase of Shares," redemptions of Class A shares bought pursuant to the Large Order Net Asset Value Purchase Privilege may be subject to a CDSC.  Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.  Redemptions generally will be subject to federal income tax if you hold shares of the Fund in a taxable account.

Through a broker-dealer or other financial intermediary
If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary.  The financial intermediary must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day's NAV.  Orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be transacted at the next business day's NAV.  Please keep in mind that your approved financial intermediary may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail.  Send your written redemption request to Ramius Dynamic Replication Fund at the address indicated below.  Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed.  The redemption request must be signed by all shareholders listed on the account.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail Ramius Dynamic Replication Fund P.O. Box 2175 Milwaukee, Wisconsin 53233-2301	Overnight Delivery Ramius Dynamic Replication Fund 803 West Michigan Street Milwaukee, Wisconsin 53233-2301

A Medallion signature guarantee must be included if any of the following situations apply:
•   You wish to redeem more than $50,000 worth of shares;
•   When redemption proceeds are sent to any person, address or bank account not on record;
•   If a change of address was received by the Transfer Agent within the last 15 days;
•   If ownership is changed on your account; or
•   When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-877-6RAMIUS (1-877-672-6487) and specify the amount of money you wish to redeem.  You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account.  Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds.  Overnight check delivery is subject to a $15 fee (additional charges may apply for Saturday delivery).  You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.  If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000 by instructing the Fund by phone at 1-877-6RAMIUS (1-877-672-6487).  Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the caller must verify the following:
•   The Fund account number;
•   The name in which his or her account is registered;
•   The social security or tax identification number under which the account is registered; and
•   The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee (if you wish to redeem more than $50,000 worth of shares) from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association.  The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.  Signature guarantees that are not part of these programs will not be accepted.  Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.  A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis.  Your account must maintain a value of at least $500 for you to be eligible to participate in the Systematic Withdrawal Plan ("SWP").  The minimum withdrawal amount is $50.  If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account.  You may request an application for the SWP by calling the Transfer Agent toll-free at 1-877-6RAMIUS (1-877-672-6487).  The Fund may modify or terminate the SWP at any time.  You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order.   Generally, y our redemption request cannot be processed on days the NYSE is closed.  All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record.  In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and soon after request a redemption, before the check has cleared , the Fund will not consider your request . To be “in good order” and will not honor your request. Redemption request s must be submitted after the purchase has cleared.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund's securities or making such sale or the fair determination of the value of the Fund's net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund's shareholders.

Other Redemption Information

Shareholders who hold shares of the Fund in an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies.  Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), the Fund may pay all or part of a shareholder's redemption proceeds in liquid securities with a market value equal to the redemption price (known as redemption-in-kind).  If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund's minimum initial investment amount due to your redemption activity.  In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice.  If, within 30 days of the Fund's written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV.  The Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund's NAV.

Cost Basis Information

As of January 1, 2012, federal law requires that regulated investment companies report their shareholders' cost basis, gain / loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the mutual funds are redeemed.  Covered shares are any fund and or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values , and the entire position is not sold at one time.  The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method.  Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares.  Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund's performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include monitoring trading activity and using fair value pricing.   In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during the 12-month period.

Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur.  Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 2.00% of the value of the Fund's shares being redeemed if you redeem your shares of the Fund within 60 days of purchase.  The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies.  The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder's death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the SWP, (vii) pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals or (viii) by the Fund with respect to accounts falling below the minimum initial investment amount.  The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Although the Fund aims to apply the redemption fee uniformly, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder's accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders.  Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund's efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	vary or waive any minimum investment requirement;

•	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges, for any reason;

•
reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor's history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

•	reject any purchase or redemption request that does not contain all required documentation; and

•	subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under "Methods of Buying."

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Your broker or other financial intermediary may establish policies that differ from those of the Fund.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus.  Contact your broker or other financial intermediary for details.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund or the Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions some of which may be affiliate for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund.  These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary.  The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund's shareholders.  The Advisor may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the country of origin.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.  The per share distributions on Class A shares may be lower than the per share distributions on Class I shares as a result of the higher distribution/service fees applicable to Class A shares.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash.  If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general.  Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares.  If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates.  Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.   D istributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Dividends paid by a Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.  Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax.  To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund beginning before January 1, 201 4 .

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions.  Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.  The backup withholding rate is currently 28%.

FINANCIAL HIGHLIGHTS

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund class, assuming reinvestment of all dividends and distributions. The financial information for the periods shown has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

Per share operating performance.					For the Period
For a capital share outstanding throughout each period.	For the		For the		July 22, 2010*
Class A	Year Ended October 31, 2012		Year Ended October 31, 2011		to October 31, 2010
Net asset value, beginning of period	$9.80		$10.08		$10.00
Income from Investment Operations:
Net investment loss1	(0.07)		(0.05)		(0.01)
Net realized and unrealized gain (loss) on investments	0.02		(0.20)		0.09
Total from investment operations	(0.05)		(0.25)		0.08
Less Distributions:
From net investment income	(0.02)		(0.01)		-
From net realized gain	(0.12)		(0.02)		-
Total distributions	(0.14)		(0.03)		-
Redemption fee proceeds	-	2	-	2	-	2
Net asset value, end of period	$9.61		$9.80		$10.08
Total return3	(0.52)%		(2.51)%		0.80%	4
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13		$46		$41
Ratio of expenses to average net assets:
Before fees waived	1.86%	6	1.86%	8	1.94%	5, 10
After fees waived	1.74%	6	1.68%	8	1.76%	5, 10
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.86)%	7	(0.70)%	9	(0.86)%	5, 11
After fees waived	(0.74)%	7	(0.52)%	9	(0.68)%	5,11
Portfolio turnover rate	127%		374%		141%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Does not include payment of maximum sales charge of 5.50%.  If the sales charges were included, total return would be lower.  These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

4	Not annualized.
5	Annualized.
6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.77%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.77)%; the ratio of net investment income to average net assets after fees waived would have been (0.65)%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

9
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.67)%; the ratio of net investment income to average net assets after fees waived would have been (0.49)%.

10
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.83%; the ratio of expenses to average net assets after fees waived would have been 1.65%.

11
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.75)%; the ratio of net investment income to average net assets after fees waived would have been (0.57)%.

Per share operating performance. For a capital share outstanding throughout each period.	For the		For the		For the Period July 22, 2010*
Class I	Year Ended October 31, 2012		Year Ended October 31, 2011		to October 31, 2010
Net asset value, beginning of period	$9.82		$10.08		$10.00
Income from Investment Operations:
Net investment loss1	(0.05)		(0.03)		(0.01)
Net realized and unrealized gain (loss) on investments	0.03		(0.20)		0.09
Total from investment operations	(0.02)		(0.23)		0.08

Less Distributions:
From net investment income	(0.04)		(0.01)		-
From net realized gain	(0.12)		(0.02)		-
Total distributions	(0.16)		(0.03)		-
Redemption fee proceeds	-	2	-	2	-
Net asset value, end of period	$9.64		$9.82		$10.08
Total return	(0.19)%		(2.29)%		0.80%	3
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$78,835		$128,260		$132,967

Ratio of expenses to average net assets:
Before fees waived	1.61%	5	1.61%	7	1.69%	4, 9
After fees waived	1.49%	5	1.43%	7	1.51%	4, 9
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.61)%	6	(0.45)%	8	(0.61)%	4, 10
After fees waived	(0.49)%	6	(0.27)%	8	(0.43)%	4,10
Portfolio turnover rate	127%		374%		141%	3

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.52%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

6
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.52)%; the ratio of net investment income to average net assets after fees waived would have been (0.40)%.

7
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

8
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.42)%; the ratio of net investment income to average net assets after fees waived would have been (0.24)%.

9
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 1.58%; the ratio of expenses to average net assets after fees waived would have been 1.40%.

10
Includes dividends on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (0.50)%; the ratio of net investment income to average net assets after fees waived would have been (0.32)%.

Investment Advis o r
Ramius Alternative Solutions LLC
599 Lexington Avenue
New York, New York 10022

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California  90071

Independent Registered Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc .
803 W. Michigan Street
Milwaukee, Wisconsin  53233

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine, 04101

Ramius Dynamic Replication Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal year.

The SAI and the Fund’s annual and semi-annual reports are available free of charge on the Fund's website at www.ramiusmutualfunds.com.  You can obtain a free copy of the SAI or the Fund's annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-877-6RAMIUS (1-877-672-6487) or by writing to:

Ramius Dynamic Replication Fund
P.O. Box 2175
Milwaukee, WI  53201

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund are also available:

•	Free of charge from the SEC's EDGAR database on the SEC's Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust's SEC Investment Company Act file number is 811- 21719 . )

Statement of Additional Information
March 1, 2013
RAMIUS DYNAMIC REPLICATION FUND
(CLASS/TICKER:  CLASS A SHARES/RDRAX AND CLASS I SHARES/RDRIX)
a series of the Investment Managers Series Trust

This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the Prospectus dated March 1, 201 3 , as may be amended from time to time, of the Ramius Dynamic Replication Fund (the "Fund"), a series of the Investment Managers Series Trust (the "Trust").  Ramius Alternative Solutions LLC (the "Advisor") is the investment advisor to the Fund.  A copy of the Fund's Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

Ramius Dynamic Replication Fund
P.O. Box 2175
Milwaukee, Wisconsin  53201
1-877-6RAMIUS (1-877-672-6487)

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
MANAGEMENT OF THE FUND	25
PORTFOLIO TRANSACTIONS AND BROKERAGE	37
PORTFOLIO TURNOVER	39
PROXY VOTING POLICY	39
ANTI-MONEY LAUNDERING PROGRAM	40
PORTFOLIO HOLDINGS INFORMATION	40
DETERMINATION OF NET ASSET VALUE	42
PURCHASE AND REDEMPTION OF FUND SHARES	43
FEDERAL INCOME TAX MATTERS	45
DIVIDENDS AND DISTRIBUTIONS	51
GENERAL INFORMATION	52
FINANCIAL STATEMENTS	54
APPENDIX "A"	55
APPENDIX "B"	56

THE TRUST

The Trust  is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.    The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Fund and not to the other series of the Trust.  The Fund is a non-diversified fund which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act ”) .  Under the 1940 Act,   a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.  Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986.

The Trust is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Fund.  The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

The discussion below supplements information contained in the Fund's Prospectus pertaining to the investment policies of the Fund.

Market Conditions

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.   These conditions have has caused a significant decline in the value and liquidity of many securities and other instruments .  Although the markets for a variety of asset classes have begun recovering lately, it is impossible to predict whether the financial market recovery will continue or if market conditions will get worse.  Because this situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

The Fund may invest in the following:

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns .

Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

The Fund's investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities.  Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Warrants and Rights

The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor.  Warrants do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the corporation that has issued them.  They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date.  Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless.  Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value.  The prices of warrants do not necessarily parallel the prices of the underlying securities.

Foreign Investments

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments .  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors' assets.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund's performance, including foreign withholding taxes on foreign securities' dividends.  Brokerage commissions and other transaction costs on foreign exchanges are generally higher than in the United States.  Foreign companies may be subject to different accounting, auditing and financial reporting standards.  Most of the foreign investments held by the Fund will not be registered with the SEC or any other U.S. regulator , nor will the issuers thereof be subject to the reporting requirements of the SEC or any other U.S. regulator .  Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States.  Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments .

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations.  In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities held by the Fund.

Emerging Markets.  There are special risks involved in investing in emerging market countries.  Many investments in emerging markets can be considered speculative, and their prices can be more volatile than in the developed nations of the world.  This difference reflects the greater uncertainties of investing in less established markets and economies.  The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.  Some companies in emerging markets are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries.  Most emerging market countries are the main suppliers of agricultural, energy, base and precious metals to the world, but there are some emerging market economies that are not rich in natural resources and are adversely affected by an increase in world commodity prices.  Some countries may still have archaic economic or legal systems.  The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries.

In certain emerging market countries, severe and persistent levels of inflation, including, in some cases, hyperinflation, has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth.  Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.  The political history of certain of these countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption.  Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.  A number of these countries are highly dependent on foreign loans for their operation.  There have been moratoria on, and rescheduling of, repayment with respect to many countries' debts.  Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Under foreign tax laws, taxes may be withheld at the source in certain foreign countries and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.  Amounts realized on foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities.  Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

Foreign Currency Transactions. The Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.  The Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

If the Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund's assets that are denominated in that specific currency.  The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities the Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the value of the hedged currencies declines, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.  The Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Depository Receipts.  American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.  Investing in ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  The Fund may be required to pay foreign withholding or other taxes on certain ADRs that it owns, but investors may or may not be able to deduct their pro rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See "Federal Income Tax Matters."  ADRs may be sponsored by foreign issuers or may be unsponsored.  Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Investment Company Securities

The Fund may invest in shares of other investment companies (each, an "Underlying Fund"), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.  Generally, under the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund's acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its "affiliated persons" may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

•	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

•
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund.  The Fund's purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.   In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks.  The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund.  At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund.  As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Options Transactions

The Fund may invest in put and call options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.  Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Fund, other investment vehicles advised by the Advisor and other clients of the Advisor may be considered such a group.  Position limits may restrict a Fund's ability to purchase or sell options on particular securities and on stock indices.  Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index.  If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to a Fund.

Covered Option Writing

The Fund may write "covered" calls and "covered" puts on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities.  In addition, the Fund may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is "covered" if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian.

Options on Stock Indices

The Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a fund writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or on the NASDAQ against which a fund has not written a call option and which has not been hedged by the sale of stock index futures.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts.  The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made.  A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro.  It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets ("initial margin").  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded.  Each day the Fund pays or receives cash, called "variation margin", equal to the daily change in value of the futures contract.  This process is known as "marking to market". Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract.  A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.  In such cases, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet fully known and may not be for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities.  A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying stocks in the index is made with respect to stock indices that are permitted investments, the Fund intends to purchase and sell future contracts on the stock index for which it can obtain the best price with consideration also given to liquidity .

Over the Counter Transactions

Over-the-Counter ("OTC") transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis.  For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment.  The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed.  The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place.  When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price.  The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities.  To facilitate such acquisitions, the Fund will maintain with the Custodian a segregated account with liquid assets, consisting of cash, United States Government securities or other appropriate securities, in an amount at least equal to such commitments.  On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.  It is the current policy of the Fund not to enter into when- issued commitments exceeding in the aggregate 25% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

Swap Agreements

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with "caps," "floors" or "collars".  A "cap" is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A "floor" is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A "collar" is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities, the Fund will maintain required collateral in a segregated account consisting of U.S. government securities or cash or cash equivalents. If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes.  Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes.  A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.  The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund's return.

Currency Swaps. The Fund may enter into currency swap agreements for investment purposes.  Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Commodities and Commodity Contracts

The Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly (metals are considered "commodities" under the federal commodities laws), and purchase or sell previous metal commodity contracts or options on such contracts in compliance with applicable commodities laws. Investing in commodities in this manner carries risks. The Fund may also invest in instruments related to commodities, including structured notes, securities of commodities finance and operating companies. The Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, and other risks affecting a particular industry or commodity. The Fund will only invest in commodities that the Advisor believes can be readily liquidated.

Municipal Bonds

Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works.  They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of "private activity" bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

Exchange Traded Funds ("ETFs")

The Fund may invest in ETFs, which are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  The Fund will purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.  ETF shares are subject to the same risks as other investment companies, as described above.  Certain risks of investing in an ETF are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index); and the risk that because an ETF is not actively managed, it cannot sell poorly performing stocks as long as they are represented in the index. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid.  Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs often invest in a portfolio of common stocks and "track" a designated index, an overall decline in stocks comprising an ETF's benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. Other risks associated with ETFs include the possibility that: (i) an ETF's distributions may decline if the issuers of the ETF's portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments could expose investors in ETFs to unknown risks.

Exchange Traded Notes ("ETNs")

An investment in an Exchange Traded Note (ETN) involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount a maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class.  Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.  This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.  Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, the Fund may invest up to 5% of its assets in zero coupon, pay-in-kind, and step coupon securities.  Zero coupon bonds are issued and traded at a discount from their face value.  They do not entitle the holder to any periodic payment of interest prior to maturity.  Step coupon bonds trade at a discount from their face value and pay coupon interest.  The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter.  The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

For the purposes of the Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year.

In order to qualify as a "regulated investment company" under Subchapter M of the Code, and the regulations thereunder, the Fund must distribute at least 90% of its investment company taxable income (and to avoid the imposition of certain excise taxes, the Fund must distribute at least 98% of its ordinary income), including the original issue discount accrued on zero coupon or step coupon bonds.  For more information on tax, please see "Federal Income Tax Matters" later in the SAI or consult with your tax advisor.

Because the Fund will not receive cash payments on a current basis with respect to accrued original issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under, or to avoid excise taxes imposed by, the Code.  The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur gains or losses on the sale.  Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

The Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.  In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  A decrease in interest rates will generally result in an increase in the value of the Fund's fixed-income assets.  Conversely, during periods of rising interest rates, the value of the Fund's fixed-income assets will generally decline.  The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities.  Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.  Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.  Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.  In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities.  This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.  In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code may limit the extent to which the fund may exercise its rights by taking possession of such assets.  To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's investment objective is more dependent on the Advisor's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Short-Term Investments

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers' acceptances and time deposits in U.S. dollar or foreign currencies.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  These short-term instruments which the Fund may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.  If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  See "Foreign Securities" above.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions, government policy (including emergency reasons) and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness.  However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Fund may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations.  The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund's investment in commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group ("S&P"), "Prime-1" or "Prime-2" by Moody's Investors Service, Inc. ("Moody's"), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk.  The Advisor may actively expose the Fund to credit risk.  However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Government Obligations

The Fund may invest in short-term U.S. Government obligations.  Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in "principal only" and "interest only" components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.  As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk.  However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security's total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default).  These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values.  For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property.  If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

The residential real estate market in the United States continues to experience unprecedented upheaval.  Among other things, the value of residential real estate has decreased significantly.  This decrease in value has been more pronounced in some regions of the country but, overall, prices have dropped substantially.  These significant decreases have affected the value of both prime and subprime mortgage-backed securities, as payments of principal and interest on residential mortgages have varied due to foreclosures, job losses, and other factors.  As a result of these conditions, mortgage-backed securities have lost value, including the "senior" classes of those securities.  There can be no assurance of when, or if, the residential real estate market will stabilize or home prices will recover.  Accordingly, there can be no assurance that mortgage-backed securities will make payments of principal and interest at the times or in the amounts scheduled.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above.  In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments.  However, asset-backed securities are not backed by any governmental agency.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities.  Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price.  The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security).  Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system.  The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement.  If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement.  Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited.  Repurchase agreements are considered to be loans by the Fed.

Reverse Repurchase Agreements

The Fund may enter into "reverse" repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions.  The Fund may invest a maximum of 10% of total assets in reverse repurchase agreements.  Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price.  Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense. Subject to the limitations described under "Investment Limitations" below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund's assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time.  Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities, including (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called "restricted securities"); and (iii) repurchase agreements having more than seven days to maturity.  A considerable period of time may elapse between the Fund's decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline.

Lending Portfolio Securities

The Fund may lend portfolio securities in an amount not exceeding one-third of its net assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations.  Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank would have to be satisfactory to the Fund.  Any loan may be secured by any one or more of the three types of collateral.  The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor.  Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  There is no limit on the extent to which the Fund may take temporary defensive measures.  In taking such measures, the Fund may fail to achieve its investment objective.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “ majority ” of the outstanding voting securities of the Fund , as defined in the 1940 Act .  Under the 1940 Act, the “ vote of the holders of a majority of the outstanding voting securities ” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.  The Fund's investment objective is a non-fundamental policy and may be changed without shareholder approval.   .

The Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales and in investing in financial futures and reverse repurchase agreements.

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.
Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. Government , its agencies and instrumentalities );

4.
Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate , such as real estate investment trust s (REITs);

5.
Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund's net assets ; or

6.
Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options; may enter into foreign exchange contracts; may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; may purchase or sell precious metals directly, and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund's investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five year s are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.  Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act (collectively, the "Independent Trustees").

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present)	53	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present)	53	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Intereim CEO, United Fund Services, Inc. (now Huntington) , a mutual fund service provider (2003-2006); Senior Vice P resident, Oppenheimer Management Company (1983-1996). Board Member Emeritus-NICSA	53	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator and custodian for the Fund, (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006)	53	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	53	None
Officers of the Trust :
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998)
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008)	N/A	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present)	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne , PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an "interested person" of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an "interested person" of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund's co-administrator.

Compensation

Each Independent Trustee receives from the Trust a quarterly retainer of $10,000, $5,000 for each regular meeting attended and $2,500 for each special in-person meeting attended.  In addition, Ms. Rabun receives an additional annual retainer of $12,000 for serving as Chairperson of the Board, each of Mr. Young and Mr. Miller receives an additional annual retainer of $8,000 for serving as Audit Committee Chair and Valuation Committee Chair, respectively, and Mr. Young receives an additional annual retainer of $4,000 for serving as Derivatives Risk Oversight Committee Chair.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust ( 42 funds) Paid to Trustees1
Independent Trustees :
Charles H. Miller, Trustee and Valuation Committee Chair	$ 1,991	None	None	$ 74,000
Ashley Toomey Rabun, Trustee and Chairperson	$ 2,017	None	None	$ 75,000
William H. Young, Trustee and Audit Committee Chair	$ 2,017	None	None	$ 75,000

1	For the fiscal year ended October 31, 2012 .

Mr. Zader and Mr. Banhazl are not compensated for their services as Trustees because of their affiliation with the Trust.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an "interested person" of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust's co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has four standing committees:  the Audit Committee, the Derivatives Risk Oversight Committee (the “Derivatives Committee”), the Nominating and Governance Committee (the "Nominating Committee"), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust's annual audit and any matters bearing on the audit or the Fund's financial statements and to assist the Board's oversight of the integrity of the Fund's pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee met twice during the fiscal year ended October 31, 2012 .

The Audit Committee also serves as the Qualified Legal Compliance Committee ("QLCC") for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC did not me e t during the fiscal year ended October 31, 2012 .

•
The Derivatives Committee reviews the types of investments in derivatives made by various series of the Trust.  The Derivatives Committee conducts meetings periodically in order to inform the Board of Trustees about various series’ derivatives positions, related valuation issues and such other matters related to derivatives as the Committee determines. The Derivatives Committee is comprised of Messrs. Young and Miller and is chaired by Mr. Young.  The Derivatives Committee meets as needed, and did not meet during the fiscal year ended October 31, 2012.

•
The Nominating Committee is responsible to review matters pertaining to composition, committees, and operations of the Board and meets from time to time but at least annually.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has met once during the fiscal year ended October 31, 2012.

•
The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees.  During the fiscal year ended October 31, 2012 , the Valuation Committee did not me e t with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust's management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust's co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund's investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Fund's CCO, the Advisor's management, and other service providers (such as the Fund's independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of the December 31, 2012, Trustees including the Independent Trustees beneficially owned shares of the Fund as follows :
Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	$1-$10,000
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	$1-$10,000
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	$10,001-$50,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a f und or acknowledges the existence of control. To the best knowledge of the Trust, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Name and Address	Jurisdiction	% Ownership
Class A National Financial Services LLC Hopewell, NJ 08525	New Jersey	73.86%
Class A Charles Schwab & Co., Inc. San Francisco, CA 94104	California	18.77%
Class A Ramius Alternative Solutions LLC New York, NY 10022	New York	7.3 7%
Class I Genworth Financial Trust Co. Phoenix, AZ 85012	Phoenix	88.85%

The Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund.

Furthermore, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund's distributor, IMST Distributors, LLC (the “Distributor”) or any affiliate of the Advisor or Distributor.

The Advisor

Ramius Alternative Solutions LLC acts as investment advisor to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").  Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund.  Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision, as it deems necessary for the proper supervision of the Fund's investments.  The Advisor also continuously monitors and maintains the Fund's investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period.  After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days' notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund's average daily net assets specified in the Prospectus.

The Fund paid the following advisory fees to the Advisor:

	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2010*	$ 376,454	$ 59,852	$ 316,602
For the fiscal year ended October 31, 2011	$1,399,219	$213,399	$1,185,820
For the fiscal year ended October 31, 2012	$1,266,947	$131,186	$1,135,761

*	The Fund commenced operations on July 22, 2010

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed , however to waive its fees and/or pay for expenses of the fund to annual fund operating expenses (excluding taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses as determined in accordance with Form N-1A , expenses related to activist or special situation investing merger or reorganization, or extraordinary expenses such as litigation expenses ) do not exceed the limits set forth in the Expense Table in the Prospectus (the "expense cap").

Fund Expenses

This agreement is effective until March 1, 2014, and may be terminated by the Board of Trustees.   Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the current limitation on Fund expenses or the limitation on the Fund expenses in effect at the time of the fee waiver..  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years from the date of payment .  Any such reimbursement is also contingent upon the Board's subsequent review and ratification of the reimbursed amounts.   The Fund must pay current ordinary operating expenses before the Advisor is entitled to request any reimbursement of fees and/or Fund expenses .

Portfolio Managers

Stuart Davies.  Mr. Davies has served as a Managing Director and the Chief Investment Officer of the Advisor since 2009.  From 2005 to 2009, Mr. Davies was a Managing Director at Ivy Asset Management, where he eventually became Global Head of Investments.  He also was a member of the Executive Committee and Investment Committee at Ivy Asset Management.  Prior to that time, he was a member of the International Investment Committee of Coronation Fund Manager and also was Head of the Investment Team at Nedcor Investment Bank International, a subsidiary of Old Mutual Plc.  He also is a Chartered Accountant and a Chartered Financial Analyst.

Vikas Kapoor.  Mr. Kapoor is a Managing Director and head of Portfolio Construction and Risk Management of the Advisor, which he joined in 2008.  From January 2006 to April 2008, Mr. Kapoor was a Managing Director at Arden Asset Management focusing on Portfolio Construction and Risk Management and was a member of Arden's Investment Committee and Management Committee.  Prior to that time, he was Managing Director of Deutsche Bank's Absolute Return Strategies Group where he headed the Quantitative Analysis and Applications Group.

The following table shows the number of other accounts managed by each of the portfolio managers and the total assets in the accounts managed within various categories as of October 31, 2012 .

Stuart Davies
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	3	$ 202 million	0	$ 0
Other Pooled Investments	26	$ 1.91 billion	14	$ 1.43 billion
Other Accounts	9	$ 442 million	2	$ 162 million

Vikas Kapoor
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	3	$ 202 million	0	$ 0
Other Pooled Investments	26	$ 1. 91 billion	14	$ 1.43 billion
Other Accounts	9	$ 442 million	2	$162 million

Material Conflict of Interest.  It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises.  In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor.  While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons.  In this regard, in the absence of specific account-related impediments, it is the policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

The goal of the Advisor is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly.  The Advisor has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.

Compensation.  As of the date of this SAI, Messrs. Strauss, Davies and Kapoor are compensated by the Advisor.  In keeping with industry practice, the Advisor offers competitive compensation comprised of base salary and a bonus that represents incentive compensation.  There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation.  Incentive compensation, especially for the investment team, is closely tied to the investment performance of our products and, secondarily, to overall business performance.  Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.

Securities Owned in the Fund by the Portfolio Managers.   As of October 31, 2012 , the portfolio managers owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Stuart Davies	None
Vikas Kapoor	None

Service Providers

Pursuant to a Co-Administration Agreement (the "Co-Administration Agreement"), UMB Fund Services, Inc. ("UMBFS"), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation ("MFAC"), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the "Co-Administrators"), act as co-administrators for the Fund.  The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets:

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Fund paid the following co-administrator fees:

Co-Administration Fees
For the fiscal year ended October 31, 2012	$120,242
For the fiscal year ended October 31, 2011	$131,671
For the fiscal year ended October 31, 2010*	$ 34,944

*	The Fund commenced operations on July 22, 2010.

UMBFS also acts as the Trust's fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the "Custodian"), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian's address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania  19103, is the independent registered public accounting firm for the Fund . Its services include auditing the Fund's financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund.  Bingham also serves as independent legal counsel to the Independent Trustees.

Distribution Services

The Distributor (also known as the principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Trust, the Advis or or any other service provider for the Fund.

Under a Distribution Agreement with the Trust dated January 1, 2013 (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The following table shows the aggregate amount of commissions and amount retained by the Distributor:

Fund/Period	Amount of Commissions	Amount Retained
For the period July 22, 2010 (commencement date) through October 31, 2010	$ 0	$ 0
For the fiscal year ended October 31, 2011	$ 552	$ 5 0
For the fiscal year ended October 31, 2012	$ 4	$ 0

Dealer Reallowances

The Funds’ shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Funds. The Advisor's affiliated broker-dealer, Cowen & Co. (“Cowen & Co.”) may receive sales charges from the Funds’ Distributor for activities relating to the marketing of Fund shares pursuant to a wholesaling agreement with the Funds’ Distributor.  In addition, Cowen & Co. (“Cowen & Co.”) markets the Funds’ shares to financial intermediaries pursuant to a selling dealer agreement with the Advisor.  More detailed information on the sales charge and its application is contained in the Prospectus.

Rule 12b-1 Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan") that provides for fees payable to the Distributor as an expense of the Fund that are used by the Distributor to pay for distribution of Class A shares.  The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale.  The Rule 12b-1 Plan also provides for post-sales servicing to holders of Class A   shares. Because 12b-1 fees are paid out of Fund assets attributable to Class A   shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A shares for distribution services without the vote of a majority of the outstanding voting securities of such shares.  The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities.  The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund’s Class A shares.

If the Rule 12b-1 Plan is terminated for the Fund’s Class A shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Rule12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

The following table shows the dollar amounts by category allocated to the Class A shares of the Fund for the fiscal year ended October 31, 2012 , for distribution and servicing-related expenses:

12b-1 Fees
Broker-Dealers	$90
Total	$90

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund's portfolio transactions.  The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters.  Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere.  Dealers and underwriters usually act as principals for their own accounts.  Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price.  If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services.  The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund's general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients.  In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.  The standard of reasonableness is to be measured in light of the Advisor's overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Advisor.  Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor's other client accounts.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day's transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts, the amount being purchased or sold in relation to Advisor's target position in that particular security for the Fund and the client accounts, and cash position.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers in recognition of the brokers’ sale of Fund shares .  However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

The Fund paid the following brokerage commissions:

Broker Commissions
For the fiscal year ended October 31 2012	$17,328
For the fiscal year ended October 31, 2011	$53,530
For the fiscal year ended October 31, 2010*	$ 21,018

*	The Fund commenced operations on July 22, 2010.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.  The portfolio turnover rate for the fiscal years ended 2012 and 2011 , were 127 % and 374 % respectively. The Fund’s higher portfolio turnover rate in 2011 was due to higher shareholder subscriptions and redemptions, which necessitated increased portfolio purchases and sales.  In addition, the turnover rate in 2012 was lower due to an increase in investments that are exempt from the turnover calculation.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegates the responsibility for voting the Fund's proxies to the Advisor, subject to the Board's continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Voting Policies and Procedures ("Advisor's Proxy Policies") and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  See Appendix B for the Advisor's Proxy Voting Policies and Guidelines.  This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund.  The Trust's Chief Compliance Officer ("CCO") will review this policy on a regular basis.  Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor's interests and the Fund's interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund's complete proxy voting record for the 12-month period ending June 30th each year.  Once filed, the Fund's proxy voting record will be available without charge, upon request, by calling toll-free 1-877-6RAMIUS (1-877-672-6487) and on the SEC's web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act").  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “ Disclosure Policy ” ).  The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund.  The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund's independent registered public accounting firm, Tait Weller & Baker LLP (collectively, the “ Service Providers ” ).  Pursuant to the Disclosure Policy, non-public information concerning the Fund's portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund's shareholders.  The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund.  The Fund ’ s Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.  Periodic reports regarding these procedures will be provided to the Trust's Board.

Portfolio holdings information will be deemed public (1) when it has been posted to the Fund's public website (www.ramiusmutualfunds.com) or (2) when it has been included in periodic regulatory filings on the SEC's website (www.sec.gov).  In addition, management of the Fund may make its portfolio holdings publicly available by making such information available to any person who calls the Fund’s toll-free number at 1-877-672-6487, no earlier than five days following the effective date of such information (e.g., information as of January 31 may be made available no earlier than February 5).

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below.  These third parties include: (i) the Fund's Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Fund, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers.  These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.  Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund's non-public portfolio holdings information is released, and no lag period shall apply.  In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions.  The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund.  In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities.  Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the President of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph.  There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings  As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust:  (i) Ramius Alternative Solutions LLC (the Advisor), MFAC and UMBFS (the Trust's Co-Administrators) and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis (i.e. , with no lag time); (ii) Tait Weller & Baker, LLP (independent registered public accounting firm), Bingham McCutchen LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation , and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters), as applicable.

DETERMINATION OF NET ASSET VALUE

The NAV of each Class of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of each Class is computed by dividing the value of the securities held by the class plus any cash or other assets (including interest and dividends accrued but not yet received) of the class minus all liabilities (including accrued expenses) attributable to the Class by the total number of shares in the Class outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of October 31, 2012 is as follows:

Class A
$ 13,004	=	$ 9.61
1,353

Class I
$ 78,835,250	=	9.64
8,177,913

Generally, the Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund's securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market.  Securities primarily traded in the National Association of Securities Dealers Automated Quotation ("NASDAQ"), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP").  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are "thinly traded" or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security's value is based on "fair value" as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Fund's fair value methodology.  The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund's shares are not priced.  Therefore, the value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund's Prospectus.  Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase.  In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares.  However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations.  This includes those from any individual or group who, in the Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Fund's shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions In-Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).  The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a n in-kind distribution of portfolio securities (instead of cash).  The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the Fund shares being sold.  If a shareholder receives a n in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid.  In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes.  The Fund has elected to be treated and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions.  To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement.  In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i)  98% of its ordinary income for such year, (ii)  98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.  However, such dividends would be eligible, subject to any generally applicable limitations, (i) t o be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders.  Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company.  Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets.  If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.   D istributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations provided that certain holding period and other requirements are met), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund's investment policies, it is expected that dividends from domestic corporations may be part of the Fund's gross income and that, accordingly, a portion of the distributions by the Fund may be eligible for treatment as qualified dividend income and for the dividends received deduction.  However, the portion of the Fund's gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund's investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from the Fund will and net gain from redemptions of Fund shares generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts .

Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss.  The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not   exempted.   The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations considering their individual circumstances.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements.  Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases.  So long as (i) the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above.  No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs").  PFICs may be the only or primary means by which the Fund may invest in some countries.  If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.  Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.   A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or at a lower rate as may be determined in accordance with any applicable treaty).  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.   T he effectively connected dividends in this particular instance will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a t a lower rate, depending on the applicable tax treaty).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

Th is 30% withholding tax generally does not apply to distributions of net capital gains.  For Fund taxable years that began before January 1, 201 4 , the 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder has to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Ordinary dividends, redemption payments and certain capital gain dividends paid after December 31, 2013 to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, will generally be subject to withholding tax at a 30% rate.   Withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after January 1, 2014.  Withholding with respect to ordinary dividends is currently scheduled to begin on January 1, 2014 for accounts opened on or after that date and on certain later dates for accounts opened before January 1, 2014.  Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2017.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.  A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28%.  In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund's net investment income, substantially all of which will be declared as dividends to the Fund's shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board.  The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes.  If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund's shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund's NAV on the date paid by the amount of the dividend or distribution per share.  Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated.  Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.   The Trust has a number of outstanding series of shares of beneficial interest, par value of $0.01 per share each of which represents interests in a separate portfolio of securities .  The Trust's Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series .  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share.  Upon the Fund's liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to the Fund, the Trust currently offers two classes of shares: Class A and Class I .  The Trust has reserved the right to create and issue additional series or classes.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held.  Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series' or class' shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise ministerial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust , the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Incorporated by reference herein is the Funds’ Annual Report to shareholders for the fiscal year ending October 31, 2012 which includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”.  A copy of the Fund’s Annual Report can be obtained at no charge by calling 1-877-672-6487 or writing the Funds.

APPENDIX "A"
DESCRIPTION OF SHORT-TERM RATINGS

Description of certain short-term ratings assigned by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's"):

S&P

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are given a plus sign (+) designation.  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2  - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

Moody's

Prime rating system (short-term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by (a) leading market positions in well-established industries, (b).high rates of return on funds employed, (c) conservative capitalization structure with moderate reliance on debt and ample asset protection, (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

APPENDIX "B"
ADVISOR'S PROXY VOTING POLICIES AND GUIDELINES

PROXY VOTING, POLICIES AND PROCEDURES

Ramius Alternative Solutions LLC (the "Adviser") provides investment advisory services to private investment funds and registered investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds").  The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940.  Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

The Portfolio Manager is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policies").

I.	General Policy

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, "proxies") in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

A.	The impact on the value of the returns of the Fund;

B.	The attraction of additional capital to the Fund;

C.        Alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

D.	The costs associated with the proxy;

E,	Impact on redemption or withdrawal rights;

F.	The continued or increased availability of portfolio information; and

G.	Industry and business practices.

II.	Specific Policies

A.	Routine Matters

Routine matters are typically proposed by Management of a company and meet any of the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

For routine matters, the Adviser will vote in accordance with the recommendation of the Fund's management, directors, general partners, managing members or trustees (collectively, "Management"), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the fund.

The Adviser will generally vote for the following proposals:

(1)        To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

(2)	To elect or re-elect Board members.

(3)	To appoint or elect auditors.

(4)	To set time and location of annual meeting.

(5)        To establish a master/feeder structure without a significant increase in fees or expenses.

(6)	To change the fiscal year or term of the Fund.

(7)	To change in the name of a Fund.

(8)        To increase fees or expenses where the increase is in accord to industry standards; does not substantially impact on the value of the returns of the Fund; and may prevent the loss of management talent.

B.	Non-Routine Matters

Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (i.e., shareholders, members, partners, etc. (collectively, the "Owners")).  These proxies may involve one or more of the following:  (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

(1)	Structure, Management and Investment Authority

On a case-by-case basis, the Adviser will decide the following matters, taking into account these Policies and factors relevant to each proxy, as discussed below.

(a)	Approval or Renewal of Investment Advisory Agreements

i.	proposed and current fee schedules

ii.	performance history of the Fund

iii.	continuation of management talent

iv.	alignment of interests between Management and Owners

(b)	Termination or Liquidation of the Fund

i.	terms of liquidation

ii.	past performance of the Fund

iii.	strategies employed to save the Fund

(c)        Increases in Fees or Expenses.  Where the increase is not in accord to industry standards; substantially impacts on the value of the returns of the Fund; or may potentially result in the loss of management talent.

(2)	Share Classes and Voting Rights

Unless exceptional circumstances exist or the proposal would not impact the Fund, the Adviser will vote against the following proposals:

(a)        To establish a class or classes with terms that may disadvantage other classes.

(b)        To introduce unequal voting rights.

(c)        To change the amendment provisions of an entity by removing investor approval requirements.

C.	All Other Matters

All other decisions regarding proxies will be determined on a case-by-case basis taking into account the general policy, as set forth above.

D.	Abstaining from Voting or Affirmatively Not Voting

The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund.  In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy.  The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

III.	Conflicts of Interest

At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand.  To illustrate a few examples of a material conflict, the Adviser may have a conflict on a proxy for a Fund where:

A.	The Fund’s sponsor is a client or proposed client of the Adviser (or its affiliates)

B.         the Adviser (or its affiliates) provides financing services to the Fund; and

C.         an employee of the Adviser has a close personal or business relationship with the Fund's sponsor.

IV.	Procedures for Proxies

The Portfolio Manager will be responsible for determining whether each proxy is for a "routine" matter or is otherwise covered by these Policies as described above.  All proxies identified as "routine" or otherwise covered by the Policies will generally be voted by the Portfolio Manager in accordance with the Policies.

Any proxies that are not "routine", are not covered by the Policies, or for which the Portfolio Manager wishes to vote contrary to the Policies, will be submitted to the Proxy Committee for a determination as to whether any conflict of interest exists.  The Proxy Committee will be made up of a member of the Legal Department; member of the Adviser that is not on the Investment Committee; and the Portfolio Manager.  If no conflict of interest is found, the Portfolio Manager will be free to vote the proxy.  If a conflict of interest is found, the Portfolio Manager will vote the proxy in accordance with the Proxy Committee's decision.

V.	Record of Proxy Voting

The Adviser will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Adviser will also maintain records relating to each proxy, including the determination as to whether the proxy was routine or not and the voting decision with regard to each proxy.  The Adviser will maintain such records in its offices for two years and for an additional three years in an easily accessible place.

PART C: OTHER INFORMATION

Ramius Dynamic Replication Fund

ITEM 28.	EXHIBITS

(a)        (1) Agreement and Declaration of Trust of Registrant (1)
(2) Certificate of Trust (1)
(3) Amendment to Certificate of Trust (1)
(4) Amendment to Certificate of Trust (2)
(5) Amendment to Certificate of Trust (7)
(6)  Amendment to Agreement and Declaration of Trust (2)
(7)  Amendment to Agreement and Declaration of Trust (4)
(8)  Amendment to Agreement and Declaration of Trust (6)
(9)  Certificate of Designation of the Ramius Dynamic Replication Fund (8)
(b) Amended By-Laws of Registrant (5)
(c) Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (10)
(e) Distribution Agreement (12)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h) Other Material Contracts
(1)  Transfer Agency Agreement (6)
(2)  Fund Accounting Agreement (6)
(3)  Co-Administration Agreement (6)
(4)  Amended Operating Expense Agreement (11)
(i)  Opinion and Consent of Legal Counsel (10)
(j)  Consent of Independent Registered Public Accounting Firm – Filed herewith
(k) Not applicable
(l)  Initial Subscription Agreement
(1)  Ramius Dynamic Replication Fund (10)
(m) Rule 12b-1 Plan (10)
(n) Rule 18f-3 Plan (10)
(o) Powers of Attorney (3)
(p) Code of Ethics
(1) Code of Ethics of the Trust (9)
(2) Codes of Ethics of the Advisor (10)
(3) Code of Ethics of Distributor   is not applicable
__________________________________________________________________

(1) Previously filed in Registrant's Post-Effective Amendment No. 14 filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 90 filed with the Commission on April 15, 2010.
(9) Previously filed in Registrant’s Post-Effective Amendment No. 96 filed with the Commission on June 29, 2010.
(10) Previously filed in Registrant’s Post-Effective Amendment No. 102 filed with the Commission on July 22, 2010.
(11) Previously filed in Registrant’s Post-Effective Amendment No. 132 filed with the Commission on March 1, 2011.
(12)Previously filed in Registrant’s Post-Effective Amendment No. 297 filed with the Commission on December 26, 2012.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between the Trust and IMST Distributors, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.	IMST DISTRIBUTORS, LLC – Effective January 1, 2013

(a)	IMST Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended:

1.	Investment Managers Series Trust

(b)	The following are the Officers and Managers of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Meredith F. Henning	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Ramius Alternative Solutions, LLC 599 Lexington Avenue New York, New York 10022
Registrant’s Distributor	IMST Distributors, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 28th day of February, 2013.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 28 th day of February, 2013, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President
†
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By	/s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX99.28(j)